SUBSCRIPTION AGREEMENT

          THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated __________, 2009, by and among JESUP & LAMONT, INC., a Florida corporation (the “Company”), and the several subscribers signatory hereto (each such subscriber, a “Subscriber” and, collectively, the “Subscribers”).

          WHEREAS, the Company and the Subscribers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), 4(6) and Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”); and

          WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscribers, as provided herein, and the Subscribers, severally and not jointly, shall purchase, an aggregate amount of between $__________.00 (the “Minimum Amount”) and $__________.00 of Units, each Unit consisting of (i) four shares of the Company’s common stock, $.01 par value (the “Common Stock”), and (ii) one warrant to purchase one share of Common Stock (the “Warrants”), in the form attached hereto as Exhibit A (the “Warrants”). The shares underlying the Warrants are referred to as the Warrant Shares. The per Unit Purchase Price shall be $[4 X the closing price of the Common Stock on the NYSE Alternext US on the date of the agreement], plus $0.125. The aggregate Purchase Price for the Units shall be payable to the Company on the Closing Date, as defined in Section 11 (b) hereof. The shares of Common Stock issuable to the Subscribers are referred to herein as the “Shares,” and the Shares, the Warrants and the Warrant Shares are collectively referred to herein as the “Securities”.

          NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and each Subscriber hereby agree as follows:

          1.       Purchase and Sale of Units.

          (a)      Subject to the satisfaction (or waiver) of the conditions to Closing set forth in this Agreement, each Subscriber shall purchase Units for the Subscription Amount indicated on the signature page hereto, and the Company shall sell the Units called for by the Subscription Amount to each Subscriber. The total Purchase Price for the Units shall be paid in cash. Prior to the Closing Date, each Subscriber shall deliver its portion of the Purchase Price by wire transfer to such escrow account in accordance with the wire transfer instructions set forth on Schedule A, and such amount shall be held in the manner described in Paragraph 1(b) below.

          (b)      All payments for Securities made by the Subscribers will be deposited as soon as practicable for the undersigned’s benefit in a non-interest bearing escrow account. Payments for Securities made by the Subscribers will be returned promptly, prior to an applicable Closing, without interest or deduction, if, or to the extent, (i) the undersigned’s subscription is rejected; or (ii) the offering is terminated for any reason.

          (c)      Upon receipt by the Company of the requisite payment for all Securities purchased by the Subscribers whose subscriptions are accepted, the Company shall deliver to each Subscriber: (i) certificates for the number of Shares purchased hereunder by each Subscriber, and (ii) Warrants for the number of Warrants purchased hereunder by each Subscriber. Each Subscriber understands that the Shares and the Warrant Shares will not be issued until they have been approved for listing by the NYSE Alternext US. The Company will not issue fractional Shares or Warrants but will refund amounts in excess of the price of the nearest full number of Units that can be purchased with the purchase price tendered hereunder. The Closing will occur after the Company has received subscriptions for the Minimum Amount.

          (d)      Notwithstanding anything to the contrary herein, the Company and Subscribers agree that no funds may be utilized by the Company until all of the items required to be delivered by the Company pursuant to paragraph 1(c) have been delivered and all other conditions to Closing set forth in this Agreement have been satisfied or waived.

          2.       Warrants. Each Warrant shall be exercisable to purchase one share of Common Stock at a price of $$[120% of the closing price of common stock on the NYSE Alternext US on the date of the agreement ] per share. The Warrants shall be exercisable, beginning six months after the date of issue, until five years from the warrant issue date.

          3.       Subscriber’s Representations and Warranties. Each Subscriber hereby represents and warrants to and agrees with the Company that:

          (a)      Information on Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the SEC to the Company’s Form 10-KSB/A, filed on April 29, 2008, for the year ended December 31, 2007 and the Company’s Form 10-KSB for the year ended December 31, 2006 as filed with the SEC, together with all subsequently filed Forms 10-Q, Forms 10-QSB, 8-K, and filings made with the SEC available at the EDGAR website (any such document, an “SEC Document”). The Subscriber has reviewed the risk factors attached hereto as Exhibit C. Other than general economic conditions, events or circumstances that may affect the industry in general, the Company has no knowledge that any of the events or circumstances described in Exhibit C have occurred or are likely to occur. The Subscriber has considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

          (b)      Information on Subscriber. At the time the Subscriber was offered the Securities it was, and as of the date hereof it is an “accredited investor”, as such term is defined in Regulation D promulgated by the SEC under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber has the authority to purchase and own the Securities, is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss thereof. Further, the information set forth on the signature page hereto regarding the Subscriber is accurate. The Subscriber has completed and returned to the Company the Investor Questionnaire Certification attached hereto as Exhibit B.

          (c)      Purchase of Common Stock. The Subscriber is purchasing the Securities as principal for its own account and not with a view to any distribution thereof (this representation and warranty not limiting such Subscriber’s right to sell the Securities in compliance with applicable federal and state securities laws).

          (d)      Compliance with 1933 Act. The Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and agrees that the Securities shall bear a restrictive legend indicating that they have not been registered under the 1933 Act and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration.

          (e)      Correctness of Representations. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and, unless the Subscriber otherwise notifies the Company prior to the Closing Date (as hereinafter defined), shall be true and correct in all material respects as of the Closing Date.

          4.       Company Representations and Warranties. The Company represents and warrants to each Subscriber that, except as specifically disclosed in a Disclosure Schedule hereto:

          (a)      Corporate Existence and Qualification. The Company and each of its subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction of their respective incorporation, formation or organization; has the corporate or other power and any required certificates, authorizations or permits issued by any regulatory body to own, manage, lease and hold its properties and to carry on its business as described in the SEC Filings as and where such properties are presently located and such business is presently conducted; and is duly qualified to do business and is in good standing as a foreign corporation in each of the jurisdictions where the character of its properties or the nature of its business requires it to be so qualified, except for those jurisdictions in which failure to do so has not, or could not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the business, assets, liabilities, condition (financial or otherwise), properties, operations or prospects of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

          (b)      Authority, Approval and Enforceability. This Agreement has been duly executed and delivered by the Company, and the Company has all requisite corporate power and legal capacity to execute and deliver this Agreement and all agreements, instruments and documents executed and delivered or to be executed and delivered by the Company in connection with the transactions provided for hereby, to consummate the transactions contemplated hereby (collectively, the “Collateral Agreements”), and to perform its obligations hereunder and under this Agreement and each of the Collateral Agreements. The execution and delivery of this Agreement and the Collateral Agreements and the performance of the transactions contemplated hereby and thereby have been duly and validly authorized and approved by all corporate action necessary on behalf of the Company. This Agreement and each Collateral Agreement to which the Company is a party constitutes, or upon execution and delivery will constitute, the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforcement may be limited by general equitable principles or by applicable bankruptcy, insolvency, moratorium, or similar laws and judicial decisions from time to time in effect which affect creditors’ rights generally.

          (c)      Issuance of Securities. The Company has full power and authority to issue the Securities, the issuance of the Securities has been duly authorized, and upon receipt and acceptance of consideration from the Subscriber, the Shares and the Warrants when issued will be legally and validly issued, fully paid and non-assessable, free and clear of all liens. The Warrant Shares have been duly reserved for issuance and sale pursuant to their terms and, when paid for, issued and delivered by the Company pursuant to due exercise of the Warrants, will be validly issued, fully paid and nonassessable; provided, however, that the Securities may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed. The Company has taken all action required by its Articles of Incorporation and Bylaws and the rules and regulations of the NYSE Alternext US to approve the offer and sale of the securities.

          (d)      SEC Filings. The Company has filed all proxy statements, reports and other documents required to be filed by it under the 1933 Act and the Securities Exchange Act of 1934 for the two years preceding the date hereof (the “SEC Filings”) on a timely basis or has received a valid extension of such time of filing and has filed such SEC Filing before the expiration of any such extension. Each SEC Filing was, at the time of its filing, in material compliance with the requirements of its respective form and none of the SEC Filings, or the financial statements (and the notes thereto) included in the SEC Filings, as of their respective filing dates, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Filings, as of their respective filing dates, complied in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

           (e)      Capitalization; Ownership of Shares. The authorized capital stock of the Company consists of 1,000,000 authorized shares of preferred stock, $0.01 par value per share, of which the following are issued and outstanding as of the date hereof: 0 shares of Series A, 0 shares of Series B, 7,062 shares of Series C, 0 shares of Series D, 0 shares of Series E, 819,987 shares of Series F and 1,688 shares of Series G; and 100,000,000 authorized shares of common stock, $0.01 par value per share, of which 22,397,700 shares are issued and 21,873,582 outstanding. An additional 20,442,277 shares of common stock underlie outstanding options, warrants, convertible securities and common stock and warrants that have been subscribed but not yet issued.

          (f)      Litigation. Except as disclosed in any SEC Filing or on Schedule 4(f) hereto, there are no claims, actions, suits, investigations or proceedings against the Company or any of its subsidiaries pending or, to the knowledge of the Company, threatened in any court or before or by any governmental authority, or before any arbitrator, that might have a material adverse effect on the Company’s business, operations, prospects, properties, or financial condition (whether covered by insurance or not) and there is no reasonable basis for any such claim, action, suit, investigation or proceeding.

          (g)      Liabilities and Losses. Except as disclosed in any SEC Document, there are no outstanding liabilities of the Company other than in the ordinary course of business.

          (h)      Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby (including, without limitation, the issuance of the Securities) will not (i) result in a violation of any certificate of incorporation, certificate of formation, any certificate of designations or other constituent documents of the Company or any of its subsidiaries, any capital stock of the Company or any of its subsidiaries or bylaws of the Company or any of its subsidiaries or (ii) conflict with, or constitute a default or breach (or an event which with notice or lapse of time or both would become a default or breach) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected, except in the case of clauses (ii) and (iii) above, to the extent that such violations conflict, default or right would not reasonably be expected to have a Material Adverse Effect.

          (j)      Material Changes. Since the date of the latest audited financial statements included within the SEC Filings, except as specifically disclosed in a subsequent SEC Filing filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate (as defined in Rule 144 under the 1933 Act), except pursuant to existing Company stock option plans.

          (k)      Private Placement. The offer and issuance of the Securities to the Subscriber is being made pursuant to the exemptions from the registration provisions of the 1933 Act afforded by Section 4(2) and 4(6) of the 1933 Act and Rule 506 of Regulation D promulgated thereunder. Assuming the accuracy of the Subscribers’ representations and warranties set forth in Section 3 hereof, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Subscribers as contemplated hereby. Neither the Company nor any person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising. The Company has offered the Securities for sale only to the Subscribers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act.

          (l)      Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof in all material respects and, unless the Company otherwise notifies the Subscribers prior to the Closing Date (as hereinafter defined), shall be true and correct in all material respects as of the Closing Date.

          5.       Regulation D Offering. The offer and issuance of the Securities to the Subscriber is being made pursuant to the exemptions from the registration provisions of the 1933 Act afforded by Section 4(2) and 4(6) of the 1933 Act and Rule 506 of Regulation D promulgated there under.

          6.       Transfer, Listing and Registration.

          (a)      Transfers. The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement, to the Company, or to an Affiliate (as defined in Rule 144 under the 1933 Act) of a Subscriber, or by will or by the laws of descent or distribution, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the 1933 Act. As a condition of transfer, any transferee shall agree in writing to be subject to the obligations of a Subscriber to this Agreement.

          (b)      Legends. Each Subscriber and agrees to the imprinting, so long as is required by this Section 6, of a legend on the Shares and the Warrant Shares in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”) OR APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE

WITH ANY APPLICABLE STATE SECURITIES LAWS OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

          In addition, each Subscriber agrees to the imprinting, so long as is required by this Section 6, of a legend on the Warrants, in substantially the following form:

“NEITHER THIS WARRANT NOR THE COMMON STOCK WHICH MAY BE ACQUIRED UPON THE EXERCISE HEREOF, AS OF THE DATE OF ISSUANCE HEREOF, HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED, ASSIGNED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAW, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.”

          (c)      Certificates. The Company agrees to reissue certificates evidencing the Securities without the legend set forth in Section 6(b) if at such time, prior to making any transfer of any such Securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such transfer and removal will only be effected, (i) while a registration statement covering the resale of such security is effective under the 1933 Act, or (ii) following any resale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for resale under Rule 144, or (iv) if such legend is not required under applicable requirements of the 1933 Act (including judicial interpretations and pronouncements issued by the Staff of the SEC).

          (d)      Acknowledgement. Each Subscriber agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 6 is predicated upon the Company’s reliance that the Subscriber will sell any Securities pursuant to either the registration requirements of the 1933 Act, including any applicable prospectus delivery requirements, or an exemption there from.

          (e)      Listing. The Company covenants and agrees with each Subscriber that as soon as practicable it will file an application with the NYSE Alternext US to list the Shares and the Warrant Shares in the time and manner required by the rules of the NYSE Alternext US, and will use its best efforts to prosecute such application to effectiveness.

          (f)      Registration.

                            (1) The Company covenants and agrees with each Subscriber that on or before [45]th day after the Closing Date, (the “Filing Date”), the Company shall prepare and file with the Commission a Registration Statement covering the resale of the Common Stock including the Common Stock underlying the Warrants (the “Registrable Securities”) for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form S-3. The Company shall use its best commercially reasonable efforts to cause the Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than 120 days from Closing Date, (the “Effective Date”) and to keep the Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when (i) all Registrable Securities have been sold or (ii) all Registrable Securities may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holders .

                            (2) If, unless due to a fault of a Subscriber (i) a Registration Statement is not filed on or prior to the Filing Date, or (ii) a Registration Statement filed or required to be filed hereunder is not declared effective by the Commission on or before the Effective Date, (any such failure or breach being referred to as an “Event,” and for purposes of clause (i) or (ii) the date on which such Event occurs being referred to as “Event Date”), then in addition to any other rights the Subscribers may have hereunder or under applicable law, for all or part of each 30-calendar day period in which any Event remains uncured, the Company shall pay to each Subscriber an amount in cash, as partial liquidated damages and not as a penalty, equal to 1.0% of the aggregate purchase price paid by such Subscriber pursuant to this Subscription Agreement for any Registrable Securities then held by such Subscriber that are not otherwise eligible for resale, subject to an overall limit of partial liquidated damages in the aggregate of 6% of the aggregate purchase price paid by such Subscriber provided, however, that (a) in the case of (ii), if the Commission does not declare the Registration Statement effective on or before the Effectiveness Date, or (b), if the Commission allows the Registration Statement to be declared effective at any time before or after the Effectiveness Date, subject to the withdrawal of certain Registrable Securities from the Registration Statement, and the reason for (a) or (b) is the SEC’s determination that (x) the offering of any of the Registrable Securities constitutes a primary offering of securities by the Company, (y) Rule 415 may not be relied upon for the registration of any or all of the Registrable Securities, and/or (z) a holder of any Registrable Securities must be named as an underwriter, the Subscribers understand and agree that the Company may reduce, on a pro rata basis, the total number of Registrable Securities to be registered on behalf of each such Subscriber, beginning with the Conversion Shares, and the failure to include such Registrable Securities in any Registration Statement shall not constitute an Event and the Company shall not be required to pay any partial liquidated damages as described above. However, the Company agrees to make its best commercially reasonable efforts to file a registration statement with respect to any Registrable Securities belonging to any such affected Subscriber as soon as practicable thereafter. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

          7.       Conditions Precedent to Obligations of the Company. The obligations of the Company are subject to the fulfillment prior to or on the Closing Date of the following conditions any of which may be waived by the Company in writing:

          (a)      all representations and warranties of the Subscriber contained in this Agreement shall be true and correct in all respects as of the Closing Date with the same effect as though such representations and warranties had been made on or as of such date; and

          (b)      all agreements and covenants of the Subscriber to be performed or complied with on or prior to the Closing Date have in all material respects been so performed or complied with.

          (c)      the Company shall have received subscriptions for the Minimum Amount.

          8.       Conditions Precedent to Obligations of the Subscriber. The obligations of the Subscriber are subject to the fulfillment prior to or on the Closing Date of the following conditions any of which may be waived by the Subscriber in writing:

          (a)      all representations and warranties of the Company contained in this Agreement shall be true and correct in all respects as of the Closing Date with the same effect as though such representations and warranties had been made on or as of such date;

          (b)      all obligations, agreements and covenants of the Company to be performed or complied with on or prior to the Closing Date shall have, in all respects been so performed or complied with; and

          (c)      the Company shall have received subscriptions for the Minimum Amount.

          9.       Indemnity. The Company shall indemnify and hold harmless each Subscriber, and their respective directors, officers, shareholders, members, managers, and heirs and assigns from and against any and all damages, liabilities, obligations, penalties, fines, judgments, claims, deficiencies, losses, costs, expenses (including, without limitation, reasonable attorneys’ fees) and assessments arising out of, resulting from, or in any way related to a breach of, or the failure to perform or satisfy any of, the representations, warranties, covenants and agreements made by the Company in this Agreement or in any Collateral Agreement delivered by the Company pursuant hereto.

          10.     Stockholder Lock-up

The Stockholders of the Company listed on the signature page hereof, namely Wexus Capital, LLC, Joab Capital, LLC and EFH Partners, LLC, each agree that until the expiration of 30 days following the earlier of the Effective Date of the Registration Statement provided for above or 30 days after all of the shares of Common Stock sold to the Subscribers hereunder, excluding for the purposes of this paragraph shares of Common Stock underlying the Warrants, are saleable under Rule 144 without limitation, each will not sell any shares of Common Stock in market transactions or sell, transfer or assign any shares of Common Stock to any other person who intends to sell such shares in market transactions during that time period.

          11.     Miscellaneous.

          (a)      Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Jesup & Lamont, Inc., 2170 West State Road 434, Suite 100, Longwood, Florida 32779, Attention: Chief Financial Officer, telecopier: (407) 551-4886, with a copy to: Morse, Zelnick, Rose & Lander, LLP, 405 Park Avenue, Suite 1401, New York, New York 10022, Attention: Stephen Zelnick, telecopier: (212) 838-9190, (ii) if to the Subscriber to: the address and telecopier number indicated on the signature pages hereto.

          (b)      Closing. The consummation of the transactions contemplated herein (the “Closing”) shall take place at the offices of Morse, Zelnick, Rose & Lander, New York, New York, upon receipt of good funds at the account designated by the Company (“Closing Date”). If the Minimum Amount is not raised, all funds received from each Subscriber will be returned without interest, penalty, expense or deduction, and this Subscription Agreement and all other documents executed by the Subscribers shall thereafter be of no further force or effect. If any subscription is rejected in part, and in any order, the funds for the rejected portion of such subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect with respect to the part of the subscription that was accepted.

           (c)      Entire Agreement; Assignment. This Agreement and the other Transaction Documents represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the Subscriber. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to and the written consent of the Subscriber. The Subscriber may assign any or all of its rights hereunder to any person in connection with a transfer of any Security to such person, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the Subscriber.

          (d)      Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

          (e)      Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

          (f)      Equitable Adjustment. The Securities and the purchase prices of Securities being purchased hereunder shall be equitably adjusted to offset the effect of stock splits, stock dividends, and distributions of property or equity interests of the Company to its shareholders occurring between the date of this Agreement and the Closing Date.

(Signature Pages Follow)

          IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

JESUP & LAMONT, INC.	Address for Notice:

By:__________________________________________	2170 West State Road 434
Name:	Suite 100
Title:	Longwood, Florida 32779
Facsimile: (407) 551-4886
Attention: Chief Financial Officer

With a copy to (which shall not constitute notice):
Morse, Zelnick, Rose & Lander, LLP
405 Park Avenue, Suite 1401,
New York, New York 10022
Attention: Stephen Zelnick
Facsimile: (212) 838-9190

Stockholders
Wexus Capital, LLC

by:__________________________________
Alan Weichselbaum

Joab Capital, LLC

by:__________________________________
James Fellus

EFH partners, LLC
by:__________________________________
Steven Rabinovici, Managing Partner

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SIGNATURE PAGE FOR PURCHASER FOLLOWS]

PURCHASER SIGNATURE PAGES TO JLI SUBSCRIPTION AGREEMENT

          IN WITNESS WHEREOF, the undersigned have caused this Subscription Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser: ________________________________________________________________

Signature of Authorized Signatory of Purchaser: ___________________________________________

Name of Authorized Signatory: ___________________________________________________________

Title of Authorized Signatory: ____________________________________________________________

Email Address of Purchaser: _________________________________________________________

Facsimile Number of Purchaser: ________________________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $_______________

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]